FOR IMMEDIATE RELEASE

Investor Relations contact:
---------------------------
Ms. Dilek Mir, Managing Director
MCC Financial Services
Telephone (310) 453-4667 ext. 235
Investor relations email: investors@trinitylearning.com
                          -----------------------------

Trinity Workplace Learning contact:
-----------------------------------
Mr. Mark Vevera, Vice President - Marketing
Direct dial (972) 309-5558
Business inquiries email: mark.vevera@trinitylearning.com
                          -------------------------------


               TRINITY HEALTHFORCE LEARNING: A NEW NAME FOR
                 TRUSTED CONTINUING EDUCATION AND TRAINING


DALLAS, TEXAS (DECEMBER 2,  2005)   Trinity Workplace Learning, a
subsidiary of Trinity Learning Corporation (OTCBB: TTYL), announced today that its healthcare group has been renamed "Trinity Healthforce Learning." Trinity Healthforce Learning provides workplace learning, continuing professional education, and training to the nation's healthcare facilities and providers. With 17 distinct accreditations, Trinity Healthforce Learning presently serves over one million healthcare professionals.

On April 1, 2005, Trinity Learning Corporation acquired assets of PRIMEDIA Workplace Learning (PWPL), a division of PRIMEDIA Inc. (NYSE:PRM). Healthcare-related assets acquired included portions of PRIMEDIA Healthcare, such as the all online content and capabilities in PRIMEnet, SAFESTART Healthcare, the Health and Sciences Training Network (HSTN), Long Term Care Network (LTCN), and the Joint Commission Satellite Network
(JCSN). All Accreditation Providership Unit status has been approved under the new name and documentation began reflecting the changes September 1, 2005. PRIMEDIA Inc. retained certain assets specific to the development of physician education and training for psychiatry and diabetes.

"Trinity Healthforce Learning looks forward to continuing to deliver the quality of service and educational content our customers have come to expect, and we remain focused on technological advancement and ease of use." said Mark Vevera, Vice President of Marketing and Product Management. "Our new name highlights the commitment we have to our customers to enable them to more easily meet the challenges of healthcare workforce development they face every day."

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Trinity Healthforce Learning
December 2, 2005
Page 2 of 2


About Trinity Workplace Learning
--------------------------------

Trinity Workplace Learning, a subsidiary of Trinity Learning Corporation (OTCBB:TTYL) is a leading provider of integrated learning solutions for compliance, safety, emergency preparedness, and skill development in the workplace. Since 1986, Trinity Workplace Learning has met the training and education needs of more than 8 million professionals in the industrial, healthcare, automotive, fire & emergency, government, law enforcement and the private security markets. Trinity Workplace Learning's offerings provide clients with a unique combination of training and educational content, learning management and accreditation, anytime/anywhere delivery technologies, and implementation, and outsourcing services to ensure client success. Key offerings include the Fire & Emergency Training Network
(FETN), Law Enforcement Training Network (LETN) and Health & Sciences Television Network (HSTN); Joint Commission Satellite Network (JCSN), PRIMEnet and PRIMEed online services, and a host of other CD-ROM, Web-based and video training programs. For more details on Trinity Workplace Learning, visit www.trinityworkplacelearning.com or for more information on Trinity Learning Corporation visit www.trinitylearning.com.


FORWARD LOOKING STATEMENTS   DISCLAIMER - RISKS

This press release contains forward-looking statements, including statements about the expected growth and development of Trinity Learning's business. Statements herein which are not statements of historical fact are forward- looking statements within the meaning of the Safe Harbor Provision
of the Private Securities Litigation Reform Act of 1995.   Such statements
are based on the current expectations and beliefs of the management of Trinity Learning Corporation and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements including, without limitation, the ability of the company to sustain customer interest in its core products. For a more detailed discussion of risk factors that affect our operating results, please refer to our SEC reports including our most recent reports on Form 10-KSB, Form 10-QSB, and Form 8K.




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